GE INVESTMENTS FUNDS, INC.

Total Return Fund

Supplement dated March 28, 2012

To the Statutory Prospectus dated May 1, 2011, as supplemented on March 12, 2012, January 31, 2012 and December 28, 2011

Total Return Fund

Effective March 28, 2012, the GE Investments Funds, Inc. Prospectus dated May 1, 2011, as supplemented on March 12, 2012, January 31, 2012 and December 28, 2011 (the “Prospectus”) is revised as follows:

On page 37 of the Prospectus, the sub-section entitled “Portfolio Managers” under the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
Greg Hartch	1 year	Senior Vice President and Strategy and Business Development Leader
David Wiederecht	1 year	President and Chief Investment Officer – Investment Solutions

On page 64 of the Prospectus, under the sub-section entitled “Portfolio Management Teams” within the section entitled “About the Funds’ Portfolio Managers”, the paragraph entitled “Total Return Fund” is deleted in its entirety and replaced with the following:

The Total Return Fund is managed by a team of portfolio managers that includes Greg Hartch and David Wiederecht. Mr. Hartch and Mr. Wiederecht are vested with oversight authority for determining asset allocations for the Fund. Each of the U.S. equity, international equity and fixed income portions of the Fund are managed by separate teams of portfolio managers and analysts. GE Asset Management has also retained Palisade Capital Management, L.L.C. to act as sub-adviser to that portion of the Total Return Fund’s assets allocated to small-cap equity investments, and Urdang Securities Management, Inc. to act as sub-adviser to that portion of the Total Return Fund’s assets allocated to real estate-related investments. The sub-portfolios underlying the Fund are managed independently of each other, and the portfolio managers have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to the Fund’s objective. In addition to oversight authority for asset allocation, Mr. Hartch and Mr. Wiederecht may at times adjust the Fund’s investment exposure through the use of various investment techniques, such as investments in derivative instruments and exchange traded funds. Additional information about the sub-advisers can be found under the section entitled “About the Sub-Advisers – Total Return Fund” later in this prospectus.

This Supplement should be retained with your Prospectus for future reference.